Impact of Covid-19	12 Months Ended
Dec. 31, 2020
Unusual or Infrequent Items, or Both [Abstract]
Impact of Covid-19

NOTE 23: IMPACT OF COVID-19

In March 2020, the World Health Organization categorized the novel Coronavirus (“COVID-19”) as a pandemic, and the President of the United States of America (“U.S.”) declared the COVID-19 outbreak a national emergency. The spread of the outbreak has caused significant disruptions in the U.S. and global economies, and economists expect the impact will potentially be significant beyond 2020. The Company is subject to risks and uncertainties as a result of the COVID-19 pandemic. The Company continues to evaluate the global risks and the slowdown in business activity related to COVID-19, including the potential impacts on its employees, customers, suppliers and financial results. As the situation surrounding COVID-19 remains fluid, it is expected to continue having a negative impact to the Company; however, it is difficult to predict the duration of the pandemic and its continued impact on the Company’s business, operations, financial condition and cash flows. There is no certainty that federal, state or local regulations regarding safety measures to address the spread of COVID-19 will not adversely impact the Company’s operations. As of this report, all of the Company’s facilities were open and able to operate at normal capacities. Additionally, as the COVID-19 pandemic progressed, the Company initiated cost reduction actions, including the hiring freezes, employee furloughs, staffing and force reductions, salary reductions, and rent reduction to help mitigate the financial impact of the COVID-19 pandemic. The Company also froze all discretionary spend, implemented strict approvals for capital expenditures and aggressively managed working capital. The Company continues to evaluate further or continued actions as circumstances warrant